UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):      July 21, 2000
                                                         --------------


                          SFC New Holdings, Inc.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)



State of Delaware                   33-383063                       52-2173533
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(State or  other jurisdiction    (Commission  File No.)      (I.R.S. Employer
 of incorporation or organization)                          Identification No.)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
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(Address    of    principal    executive    offices)          (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300
                                                           -------------




ITEM 5.        OTHER EVENTS

In a press release dated July 21, 2000, a copy of which is attached hereto as Exhibit 99.2 and the text of which is incorporated by reference herein, the registrant announced its second quarter earnings for the period ended June 30, 2000.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.2 Press Release dated July 21, 2000




                         SIGNATURES

   Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    SFC NEW HOLDINGS, INC
                 --------------------------
                            (Registrant)



Date:    July  24, 2000                 By:  /s/  Robert  L. Fishbune
                                            -------------------------
                                            Robert L. Fishbune
                                            Vice  President  and
                                              Chief Financial Officer